Supplement dated February 20, 2020
to the Statement of Additional Information (the “SAI”), dated July 18, 2019, as supplemented, for the following funds:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio (VP) - Emerging Markets Fund
Columbia Variable Portfolio (VP) - Limited Duration Credit Fund
Effective immediately, the supplement dated February 6, 2019 is hereby corrected to be dated as of February 6, 2020.
The rest of the information in the supplement remains the same.
Effective immediately, the information for VP - Limited Duration Credit Fund under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Information is as of December 31, 2018, unless otherwise noted
VP – Limited Duration Credit Fund	Tom Murphy	12 RICs 22 PIVs 26 other accounts	$3.24 billion $16.97 billion $4.56 billion	None	Columbia Management	Columbia Management
	Royce Wilson	1 RIC 4 other accounts	$553.44 million $0.47 million	None
	John Dawson(l)	6 other accounts	$1.25 million	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(l)	The portfolio manager began managing the Fund after its last fiscal year end. Reporting information is provided as of December 31, 2019.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-29 A (2/20)